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     Supplement dated September 9, 1999 to Prospectus dated May 1, 1999 for
                        Pacific Select Variable Annuity
                      Individual Flexible Premium Deferred
                Variable Accumulation Deferred Annuity Contracts
            Issued by Pacific Life Insurance Company ("Prospectus")

     Effective October 1, 1999, all Owners may choose the Growth Variable Account that invests in the Growth Portfolio of Pacific Select Fund ("Fund") as an additional Variable Investment Option. See your Prospectus and the Fund's prospectus for more information on the Growth Variable Account and the Growth Portfolio.